FIRST AMENDMENT
                                     TO THE
                                MERGER AGREEMENT
                                  BY AND AMONG
                     AFRICAN AMERICAN MEDICAL NETWORK, INC.;
                   AFMN, INC.; MEDICAL MEDIA TELEVISION, INC.;
                         AND AAMN ACQUISITION SUB, INC.


      This First Amendment to the Merger Agreement (the "Amendment") dated November 16, 2005, is by and among African American Medical Network, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 6601 Center Drive West, Suite 521, Los Angeles, California 90045 (hereinafter referred to as "Target Company"); AFMN, Inc., a company duly organized and existing under the laws of the State of Delaware, having a place of business located at 6601 Center Drive West, Suite 521, Los Angeles, California 90045 (hereinafter referred to as AFMN); Medical Media Television, Inc. f/k/a PetCARE Television Network, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (hereinafter referred to as "Medical Media"); and AAMN Acquisition Sub, Inc., a company duly organized and existing under the laws of the State of Florida, having a place of business located at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 (hereinafter referred to as "Acquisition Sub").

                             BACKGROUND INFORMATION

      The parties to this Amendment entered into a Merger Agreement effective May 11, 2005 (the "Merger Agreement"). The parties now wish to amend that agreement, retroactive to the date the Merger Agreement was consummated. Capitalized terms used herein shall have the meaning ascribed to them in the Merger Agreement unless otherwise set forth herein. Accordingly, in consideration of the promises contained herein, the parties agree as follows:

                              OPERATIVE PROVISIONS

      1. Amendment to Recitals. The Recitals are amended by deleting the present form of the Recitals in their entirety and by substituting, in lieu thereof, the following:

            "WHEREAS, Medical Media desires to acquire one hundred percent (100%) of the capital stock of Target Company by issuing 19,415,626 shares of the common stock of Medical Media to AFMN;

            WHEREAS, in order to accomplish the above and enable AFMN to receive the shares of Medical Media without having to recognize income for federal income tax purposes, the acquisition of Target Company is being structured as a "reverse triangular merger," intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code");

            WHEREAS, the respective Boards of Directors of Medical Media, Acquisition Sub, and Target Company have determined that it is in the best interests of their respective companies and stockholders that Acquisition Sub merge with and into Target Company (the "Merger") with Target Company being the surviving corporation;

            WHEREAS, Medical Media, as the sole stockholder of Acquisition Sub, and AFMN, as the sole stockholder of Target Company, have approved this Agreement, the Merger and the transactions contemplated by this Agreement pursuant to action taken by written consent in accordance with the requirements of the Florida Business Corporation Act ("FBCA") and the requirements of Delaware General Corporation Law ("DGCL");

            WHEREAS, pursuant to the terms and conditions set forth herein, Acquisition Sub will be merged with and into Target Company, and AFMN will receive 19,415,626 shares of the common stock of Medical Media in exchange for all of AFMN's shares of the capital stock of Target Company.

            NOW THEREFORE, the parties hereto hereby agree as follows:"

      2. Amendment to Article 2, Section 2.1. Article 2, Section 2.1 is amended by deleting the present form of Article 2, Section 2.1 in its entirety and by substituting, in lieu thereof, the following:

      "The Merger Consideration. As of the Effective Date (as defined in Section
      3.2 below) and as a result of the Merger and without any other action on the part of the stockholders, AFMN shall receive 19,415,626 shares of the authorized, but previously unissued, common capital stock of Medical Media (the "Medical Media Shares") in exchange for all of the issued and outstanding capital stock of Target Company. Additionally, as of the Effective Date of the Merger, (i) all issued and outstanding convertible securities of AFMN as set forth on Schedule 2.1(i) shall be exchanged for equivalent convertible securities of Medical Media on a one for one basis and (ii) all issued and outstanding warrants to purchase AFMN common stock set forth on Schedule 2.1(i) shall be exchanged for equivalent Medical Media warrants on a one for one basis. All convertible securities and warrants exchanged pursuant to this Section 2.1 shall be governed by the same terms and conditions as were applicable to the securities prior to the Effective Date of the Merger."

      3. Amendment to Article 3, Section 3.1. Article 3, Section 3.1 is amended by deleting the present form of Article 3, Section 3.1 in its entirety and by substituting, in lieu thereof, the following:

      "Closing. The closing contemplated by Sections 1.1 and 2.1 above (the "Closing") shall be held at the offices of Medical Media, 8406 Benjamin Road, Suite C, Tampa, FL 33634; on the 16 day of November, 2005 at 10:00 a.m., unless another place or time is agreed upon in writing by the parties (the "Closing Date")."

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

      4. Amendment to Article 3, Section 3.2. Article 3, Section 3.2 is amended by deleting the present form of Article 3, Section 3.2 in its entirety and by substituting, in lieu thereof, the following:

      "Effective Date of Merger. After the Closing, the Articles of Merger executed by the parties on the Closing Date shall be immediately submitted for filing with the Secretary of State of the State of Florida. The date of such filing shall be the effective date of the Merger (the "Effective Date")."

      5. Amendment to Article 4, Section 4.1. Article 4, Section 4.1 is amended by deleting the present form of Article 4, Section 4.1 in its entirety and by substituting, in lieu thereof, the following:

      "Registration Statement. Medical Media hereby agrees to file, as soon as practicable after the execution of this Agreement, an appropriate registration statement ("Registration Statement") with the Securities and Exchange Commission registering for sale the Medical Media Shares. AFMN hereby agrees that, as soon as practicable after the effectiveness of the Registration Statement, AFMN will distribute the Medical Media Shares to the AFMN shareholders of record as of the Effective Date on a pro-rata basis pursuant to the Capital Stock Escrow and Disposition Agreement attached as Schedule 4.1; provided, however, the Medical Media Shares distributed by AFMN will have the same characteristics as the shares held by the AFMN shareholders as of the Closing Date of this Agreement, i.e., if a shareholder has restricted shares of AFMN then such shareholder will receive restricted shares of Medical Media (regardless of registration), and likewise if a shareholder has unrestricted shares of AFMN then such shareholder will receive unrestricted shares of Medical Media. AFMN hereby acknowledges that, at Medical Media's option, shares underlying convertible preferred shares, convertible debentures, warrants, or options outstanding as of the Closing Date also will be registered pursuant to the Registration Statement. AFMN further agrees that, prior to the effectiveness of the Registration Statement, all voting and consensual rights with respect to the Medical Media Shares shall vest with Philip M. Cohen."

      6. Amendment to Article 4, Section 4.2. Article 4, Section 4.2 is amended by deleting the present form of Article 4, Section 4.2 in its entirety and by substituting, in lieu thereof, the following:

      "Board of Directors of Medical Media; Target Company and Newco.


            (a) On the Closing Date, shareholders of Medical Media will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board), J. Holt Smith, Charles V. Richardson, Randall Maxey, Bernard Kouma, and Jeffrey I. Werber to serve as members of its Board of Directors until December 31, 2006.

            (b) On the Closing Date, shareholders of Newco (as defined in
      Section 4.4(a) hereof) will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board),
      J. Holt Smith, Bernard Kouma, and Jeffrey I. Werber to serve as members of its Board of Directors until December 31, 2006.

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

            (c) On the Closing Date, shareholders of Target Company will execute a Written Action in Lieu of Special Meeting of Shareholders to elect Philip M. Cohen (Chairman of the Board), J. Holt Smith, Charles V. Richardson, and Randall Maxey to serve as members of its Board of Directors until December 31, 2006."

      7. Amendment to Article 4, Section 4.4(c). Article 4, Section 4.4(c) is amended by deleting the present form of Article 4, Section 4.4(c) in its entirety and by substituting, in lieu thereof, the following:

      "(c) Payment of Obligations. AFMN acknowledges the existence of the following obligations and understands that Medical Media will satisfy these liabilities as soon as practicable after the Closing Date:

            (i) Promissory Note dated May 16, 2002 by and between PetCARE Television Network, Inc. and James Calaway in the principal amount of $100,000. The parties agree the current balance on this obligation is $91,500.

            (ii) Promissory Note dated June 7, 2002 by and between PetCARE Television Network, Inc. and Daniel V. Hugo in the principal amount of $25,000. The parties agree the current balance on this obligation is $25,000.

            (iii) Promissory Note dated June 5, 2002 by and between PetCARE Television Network, Inc. and Robert and Janna Hugo in the principal amount of $6,000. The parties agree the current balance on this obligation is $6,000.

            (iv) Promissory Note dated June 5, 2002 by and between PetCARE Television Network, Inc. and Robert and Jamie Turner in the principal amount of $5,000. The parties agree the current balance on this obligation is $5,000."

      8. Amendment to Article 5, Section 5.2. Article 5, Section 5.2 is amended by deleting the present form of Article 5, Section 5.2 in its entirety and by substituting, in lieu thereof, the following:

      "Each of Target Company and AFMN has the requisite corporate power and authority to enter into this Agreement and to carry out its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Target Company and AFMN and the shareholder of Target Company; and no other corporate proceedings on the part of Target Company or AFMN is necessary to approve and adopt this Agreement or to approve the consummation of the Merger contemplated hereby. This Agreement has been duly and validly executed and delivered by Target Company and AFMN and constitutes a valid and binding agreement of Target Company and AFMN, enforceable in accordance with its terms."

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

      9. Amendment to Schedule 5.9. Schedule 5.9 is amended by deleting the present form of Schedule 5.9 in its entirety and by substituting, in lieu thereof, the attached Schedule 5.9.

      10. Amendment to Article 8, Section 8.2. Article 8, Section 8.2 is amended by deleting the present form of Article 8, Section 8.2 in its entirety and by substituting, in lieu thereof, the following:

      "Obligation of Target Company and AFMN to Close. The obligation of Target Company and AFMN to consummate the Merger contemplated by this Agreement on the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date:

            (a) Representations and Warranties; Compliance with Agreement. The representations and warranties of Medical Media and Acquisition Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, and Medical Media and Acquisition Sub shall have performed all covenants and agreements to be performed by it under this Agreement on or prior to the Closing Date, and Medical Media and Acquisition Sub shall have delivered to AFMN certificates to such effect dated as of the Closing Date and signed by Medical Media and Acquisition Sub.

            (b) Litigation Affecting Closing. On the Closing Date, no proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transaction contemplated hereby, and no investigation that might eventuate in any such suit, action or proceeding shall be pending or threatened."

      11. Issuance of Convertible Debenture and Series A Warrant. On July 19, 2005, AFMN issued to Vicis Capital Master Fund that certain Series A Convertible Debenture in the principal amount of Four Hundred Twelve Thousand and No/100 Dollars ($412,000) (the "Convertible Debenture"), the Series A Common Stock Purchase Warrant (the "Series A Warrant"), and the Series B Common Stock Purchase Warrant (the "Series B Warrant"). Medical Media does not object to the issuance of the Convertible Debenture, the Series A Warrant, and the Series B Warrant and herby consents to the amendment of Schedule 5.4 of the Merger Agreement to reflect such issuance. A copy of Schedule 5.4, as amended, is attached hereto.

      12. Reconfirmation of Agreement. All other aspects of the Merger Agreement and any document referenced therein shall remain in full force and effect.

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

      In witness whereof, the parties have executed this Amendment on the date first above written.


                                Medical Media Television, Inc. f/k/a
                                PetCARE Television Network, Inc.


                                By:  /s/ Philip M. Cohen
                                     ------------------------------------
                                     Philip M. Cohen, President


                                AAMN Acquisition Sub, Inc.


                                By:  /s/ Philip M. Cohen
                                     ------------------------------------
                                     Philip M. Cohen, President


                                African American Medical Network, Inc.


                                By:  /s/ Charles V. Richardson
                                     ------------------------------------
                                     Charles V. Richardson, President


                                AFMN, Inc.


                                By:  /s/ Charles V. Richardson
                                     ------------------------------------
                                     Charles V. Richardson, President









        [SIGNATURE PAGE FOR THE FIRST AMENDMENT TO THE MERGER AGREEMENT]

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

                                 SCHEDULE 2.1(i)



ISSUED AND OUTSTANDING CONVERTIBLE SECURITES OF AFMN, INC.

1. Interest Bearing Single-Payment Promissory Note dated December 15, 2004 for $200,000 issued to Carmen Bernstein ("Bernstein Note") which is convertible into 200,000 shares of AFMN's Common Stock.

2. Interest Bearing Single-Payment Promissory Note dated April 18, 2005 for $100,000 issued to Laurence Wallace ("Wallace Note") which is convertible into 100,000 shares of AFMN's Common Stock.

3. Series A Convertible Debenture dated July 19, 2005 for $412,000 issued to Vicis Capital Master Fund ("Series A Debenture") which is convertible into AFMN's Common Stock at twenty cents ($0.20) per share, as well as the accompanying (i) five-year Series A Common Stock Purchase Warrants to purchase 1,030,000 shares at $0.40 per share, and (ii) five-year Series B Common Stock Purchase Warrants to purchase 2,060,000 shares at $.030 per share.



ISSUED AND OUTSTANDING OPTIONS AND WARRANTS OF AFMN, INC.


4. Debt Conversion Agreement under which the Bernstein Note can be converted into the 200,000 shares of AFMN's Common Stock mentioned in item 1 above and three-year warrants to purchase 200,000 shares of common stock of AFMN at $2.00 per share.

5. Debt Conversion Agreement under which the Wallace Note can be converted into the 100,000 shares of AFMN's Common Stock mentioned in item 2 above and three-year warrants to purchase 50,000 shares of common stock of AFMN at $1.00 per share.

6. Series A Common Stock Purchase Warrant issued to Vicis Master Capital Fund to purchase 1,030,000 shares of AFMN's Common Stock for five years at $0.40 per share.

7. Series B Common Stock Purchase Warrant issued to Vicis Master Capital Fund to purchase 2,060,000 shares of AFMN's Common Stock for five years at $.0.30 per share.

                              AMENDED SCHEDULE 5.4

                        CAPITALIZATION OF TARGET COMPANY


Common Shares Authorized:           25,000,000
Common Shares Outstanding:               1,000

Preferred Shares Authorized:         5,000,000
Preferred Shares Outstanding:                0



              OUTSTANDING OPTIONS, WARRANTS, CONVERSION PRIVILEGES, SUBSCRIPTIONS, CALLS, COMMITMENTS OR RIGHTS OF TARGET COMPANY


None.



                SHAREHOLDERS OF TARGET COMPANY AS OF CLOSING DATE


The sole shareholder of the Target Company is AFMN, Inc. which owns 1,000 shares.







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



                              AMENDED SCHEDULE 5.9

                             CERTAIN TAX LIABILITIES



Payroll taxes for African American Medical Network, Inc.     $17,800.00




























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